Exhibit 99.1

WeWork Announces Commencement of Exchange Offers and Consent Solicitations for Outstanding 7.875% Senior Notes due 2025 and 5.00% Senior Notes due 2025, Series II

NEW YORK—(BUSINESS WIRE) — WeWork Inc. (“WeWork” or the “Company”) (NYSE: WE) today announced that WeWork Companies LLC (the “Issuer”) and WW Co-Obligor Inc. (the “Co-Obligor” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, have commenced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) any and all of the outstanding Issuers’ 7.875% Senior Notes due 2025 (the “Old 7.875% Notes”) and 5.00% Senior Notes due 2025, Series II (the “Old 5.00% Notes” and together with the Old 7.875% Notes, the “Old Notes”) for either (a) if Eligible Holders (as defined below) elect to purchase their applicable Pro Rata Portion (as defined below) of $500.0 million in aggregate principal amount of new 15.00% (7.00% Cash/8.00% PIK) First Lien Senior Secured PIK Notes due 2027 (the “New First Lien Notes” and the issuance thereof, the “New First Lien Notes Issuance”) issued by the Issuers (such Eligible Holders, the “New Money Participants”), at their option, (x) a combination of new 11.00% (5.00% Cash/6.00% PIK) Second Lien Senior Secured PIK Notes due 2027 (the “New Second Lien Notes”) issued by the Issuers and shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company (the “First Option Consideration”) or (y) shares of Class A Common Stock (the “Second Option Consideration”) or (b) if Eligible Holders do not elect to purchase their applicable Pro Rata Portion of New First Lien Notes (such Eligible Holders, the “Non-New Money Participants”), at their option, (x) a combination of new 12.00% Third Lien Senior Secured PIK Notes due 2027 (the “New Third Lien Notes” and together with the New First Lien Notes and the New Second Lien Notes, the “New Notes” and the New Notes together with the Class A Common Stock issued in the Exchange Offers, the “Securities”) issued by the Issuers and shares of Class A Common Stock (the “Third Option Consideration”) or (y) shares of Class A Common Stock (the “Fourth Option Consideration” and together with the First Option Consideration, the Second Option Consideration and the Third Option Consideration, the “Exchange Consideration”), as described in further detail below.

In addition, the Issuers are soliciting consents (“Consents”) from Eligible Holders of the Old Notes to adopt certain proposed amendments (the “Proposed Amendments”) to the Senior Notes Indenture, dated as of April 30, 2018, governing the Old 7.875% Notes (the “2018 Indenture”), and the Amended and Restated Senior Notes Indenture, dated as of December 16, 2021, governing the Old 5.00% Notes (the “2021 Indenture” and together with the 2018 Indenture, the “Old Notes Indentures”), to eliminate substantially all of the restrictive covenants contained in the Old Notes Indentures and the Old Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including certain provisions relating to future guarantors and defeasance (the “Consent Solicitations”), in each case upon the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated April 3, 2023 (the “Offering Memorandum”).

Certain holders representing approximately 57% of the aggregate principal amount of the Old 7.875% Notes and approximately 68% of the aggregate principal amount of the Old 5.00% Notes have already agreed to tender their Old Notes in the Exchange Offers and provide their consent to support the Proposed Amendments in the Consent Solicitations. Therefore, the Company received advance commitments from a sufficient number of holders of Old Notes for the adoption of the Proposed Amendments, assuming the consummation of the Exchange Offers and the Consent Solicitations.

Each Exchange Offer and the related Consent Solicitation will expire at 5:00 p.m., New York City time, on May 1, 2023, unless extended or terminated earlier (such time and date with respect to the applicable Exchange Offer, as the same may be extended or terminated earlier, the “Expiration Time”). Subject to the tender acceptance procedures described in the Offering Memorandum, Eligible Holders who validly tender Old Notes by 5:00 p.m., New York City time, on April 14, 2023, unless extended (such time and date with respect to the applicable Exchange Offer, as the same may be extended, the “Early Exchange Time”), will receive from the Issuers (i) for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time and accepted for exchange, the applicable early exchange consideration set forth in the table below (the “Early Exchange Consideration”) and (ii) for each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn after the Early Exchange Time and at or prior to the Expiration Time and accepted for exchange, the applicable late exchange consideration set forth in the table below (the “Late Exchange Consideration”). No consideration will be paid for Consents in the Consent Solicitations. Tenders of Old Notes may be withdrawn and Consents may be revoked prior to the applicable Withdrawal Deadline (as defined in the Offering Memorandum), but not thereafter, subject to limited exceptions, unless such Withdrawal Deadline is extended by the Issuers at their sole discretion.

In order to receive the First Option Consideration or the Second Option Consideration from the Issuers, each participating Eligible Holder is obligated to pay the full purchase price (the “New First Lien Notes Purchase Price”) related to its Pro Rata Portion of the New First Lien Notes, calculated in accordance with the payment worksheet (the “Payment Worksheet”) attached to the Offering Memorandum, by wire transfer of immediately available funds to Epiq Corporate Restructuring, LLC (the “Exchange Agent”) in accordance with the instructions included in the Payment Worksheet by 5:00 p.m., New York City time, May 2, 2023 unless extended (such date, the “Funding Date”). The Issuers will extend the applicable Funding Date and Backstop Funding Date (as defined in the Offering Memorandum) in the case of certain Backstop Parties in accordance with the Transaction Support Agreement (as defined in the Offering Memorandum). “Pro Rata Portion” means, for any Eligible Holder, (i) (x) the aggregate dollar amount of Old Notes tendered for exchange by such Eligible Holder divided by (y) $1,219 million multiplied by (ii) $500 million (calculated in the Payment Worksheet as 0.41017227 per dollar of principal amount tendered, rounded down to the nearest whole dollar, for each block of Old Notes tendered).

Each participating Eligible Holder must tender all of the Old Notes it holds. Partial tenders of Old Notes will not be accepted.

The following table sets forth the Early Exchange Consideration and Late Exchange Consideration to be offered to Eligible Holders of the Old Notes in the Exchange Offers:

Title of Series of Old Notes	CUSIPs/ISINs	Aggregate Principal Amount Outstanding	Early Exchange Consideration per $1,000 of Old Notes, if validly tendered and not validly withdrawn at or prior to the Early Exchange Time(1)(2)	Late Exchange Consideration per $1,000 of Old Notes, if validly tendered and not validly withdrawn after the Early Exchange Time and at or prior to the Expiration Time(1)(2)
7.875% Senior Notes due 2025 5.00% Senior Notes due 2025, Series II	96208LAA9/ US96208LAA98 (Rule 144A) and U96217AA9 / USU96217AA99 (Regulation S) 96209BAA0/ US96209BAA08 (Rule 144A) and U9621PAA9/ USU9621PAA94 (Regulation S)	$669.0 million $550.0 million

In the case of New Money Participants:

First Option: (i) $750 in principal amount of New Second Lien Notes per $1,000 in principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP (as defined herein);

In the case of New Money Participants:

First Option: (i) $700 in principal amount of New Second Lien Notes per $1,000 in principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP);

Title of Series of Old Notes	CUSIPs/ISINs	Aggregate Principal Amount Outstanding	Early Exchange Consideration per $1,000 of Old Notes, if validly tendered and not validly withdrawn at or prior to the Early Exchange Time(1)(2)	Late Exchange Consideration per $1,000 of Old Notes, if validly tendered and not validly withdrawn after the Early Exchange Time and at or prior to the Expiration Time(1)(2)

OR

Second Option: 974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP);

in each case, subject to the concurrent purchase of the Eligible Holder’s applicable Pro Rata Portion of New First Lien Notes via cash payment by the tendering Eligible Holder;

OR

In the case of Non-New Money Participants:

Third Option: (i) $750 in principal amount of New Third Lien Notes per $1,000 principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP);

OR

Fourth Option: 974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP).

OR

Second Option: 974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP);

in each case, subject to the concurrent purchase of the Eligible Holder’s applicable Pro Rata Portion of New First Lien Notes via cash payment by the tendering Eligible Holder;

OR

In the case of Non-New Money Participants:

Third Option: (i) $700 in principal amount of New Third Lien Notes per $1,000 principal amount of Old Notes tendered and (ii) 162 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $150 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP);

OR

Fourth Option: 974 shares of Class A Common Stock per $1,000 in principal amount of Old Notes tendered (which represents shares of Class A Common Stock with a value equal to $900 per $1,000 in principal amount of Old Notes tendered calculated at the Common Equity VWAP).

(1)

For each $1,000 principal amount of Old Notes the Issuers will pay accrued and unpaid interest in cash in addition to the Early Exchange Consideration or Late Exchange Consideration, as applicable, to, but not including the Settlement Date (as defined in the Offering Memorandum). No consideration will be paid for Consents in the Consent Solicitations.

(2)

The number of shares of Class A Common Stock to be issued as part of the Exchange Consideration is calculated based on a price per share equal to the 20-day trading volume weighted average price of the shares of Class A Common Stock during the period starting 10 trading days prior to the announcement of the Transactions (as defined in the Offering Memorandum) on March 17, 2023 and ending 10 trading days after such announcement, which has been determined to be $0.9236 per share (the “Common Equity VWAP”). Shares of Class A Common Stock delivered as part of the Exchange Consideration will be rounded down to the nearest whole share. No cash payment will be received as a result of rounding down.

The New First Lien Notes will bear interest at a rate of 15.00% per year, subject to any Default Interest (as defined in the Offering Memorandum), payable semi-annually, with 7.00% of such interest to be payable in cash and 8.00% of such interest to be payable by increasing the outstanding principal amount thereof (“PIK Interest”). The New Second Lien Notes will bear interest at a rate of 11.00% per year, subject to any Default Interest, payable semi-annually, with 5.00% of such interest to be payable in cash and 6.00% of such interest to be payable in the form of PIK Interest. The New Third Lien Notes will bear interest at a rate of 12.00% per year, subject to any Default Interest, payable semi-annually in full in the form of PIK Interest.

Eligible Holders who tender Old Notes in the Exchange Offers and elect the First Option Consideration or the Second Option Consideration but do not pay the full applicable New First Lien Purchase Price by the Funding Date will automatically be deemed to have elected to receive the Fourth Option Consideration and will therefore renounce its right to repayment on its Old Notes and receive shares of Class A Common Stock from the Issuers in the Exchange Offers.

Eligible Holders may not tender their Old Notes pursuant to the applicable Exchange Offer without delivering a Consent with respect to such series of Old Notes tendered pursuant to the related Consent Solicitation, and Eligible Holders may not deliver a Consent pursuant to the related Consent Solicitation without tendering the related Old Notes pursuant to the related Exchange Offer.

The consummation of each of the Exchange Offers, the Consent Solicitations and the New First Lien Notes Issuance is subject to, and conditioned upon the satisfaction or waiver by the Issuers of, the Minimum Participation Condition, the Stockholder Approval Condition, the Requisite Consents Condition and the General Conditions (each as defined in the Offering Memorandum). Subject to applicable law, the Issuers may amend, extend, terminate or withdraw one of the Exchange Offers and related Consent Solicitation without amending, extending, terminating or withdrawing the other, at any time and for any reason, including if any of the conditions set forth under “Conditions to the Exchange Offers and the Consent Solicitations” in the Offering Memorandum with respect to the applicable Exchange Offer is not satisfied as determined by the Issuers in their sole discretion.

The New First Lien Notes Issuance and each Exchange Offer is being made, and the Securities are being offered and issued (i) with respect to the New Notes, (a) in the United States, to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (b) outside the United States, to holders of Old Notes who are persons other than U.S. persons in reliance upon Regulation S promulgated under the Securities Act and (ii) with respect to the shares of

Class A Common Stock, to institutions that are “accredited investors” as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act. Holders of Old Notes who have certified to the Issuers that they are eligible to participate in the applicable Exchange Offer pursuant to subclauses (i)(a) or (i)(b) and (ii) of the foregoing conditions are referred to as “Eligible Holders.” Only Eligible Holders are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. Copies of all the documents relating to the Exchange Offers and Consent Solicitations may be obtained from the Exchange Agent, subject to confirmation of eligibility through the submission of an Eligibility Letter, available at https://dm.epiq11.com/wwexchange. Alternatively, you may request the Eligibility Letter via email to tabulation@epiqglobal.com (please reference “WeWork” in the subject line).

Eligible Holders of the Old Notes are urged to carefully read the entire Offering Memorandum, including the information presented under “Risk Factors,” and “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference into the Offering Memorandum, including the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2023, before making any decision with respect to the New First Lien Notes Issuance, the Exchange Offers or the Consent Solicitations. None of the Issuers, their respective subsidiaries, the Exchange Agent, the Dealer Manager (as defined below), the applicable trustees and collateral agents under the indentures governing the Old Notes and the New Notes, or any of their respective affiliates, makes any recommendation as to whether Eligible Holders of Old Notes should participate in the New First Lien Notes Issuance, tender their Old Notes pursuant to the applicable Exchange Offer or deliver Consents pursuant to the related Consent Solicitation. Each Eligible Holder must make its own decision as to whether to participate in the New First Lien Notes Issuance and whether to tender its Old Notes and to deliver Consents and, if so, the principal amount of Old Notes as to which action is to be taken.

The Exchange Offers, the New First Lien Notes Issuance and the Securities have not be registered under the Securities Act or any other applicable securities laws and, unless so registered, the Securities may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any other applicable securities laws. ADDITIONALLY, THE ISSUANCE OF THE CLASS A COMMON STOCK AS PART OF THE EXCHANGE CONSIDERATION HAS NOT BEEN REGISTERED AND SUCH CLASS A COMMON STOCK CANNOT BE RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, WHICH WILL CONSTITUTE A SIGNIFICANT ADDITIONAL RESTRICTION ON THE ABILITY TO RESELL SUCH CLASS A COMMON STOCK. As a result, the Class A Common Stock will be issued solely on the books of the Transfer Agent (as defined in the Offering Memorandum).

The Company will provide customary registration rights for the resale of Class A Common Stock issued as Exchange Consideration to all Eligible Holders who participate in the Exchange Offers and who provide certain required information.

The Company has engaged PJT Partners LP as the dealer manager (the “Dealer Manager”) for the Exchange Offers and Consent Solicitations. Epiq Corporate Restructuring, LLC has been appointed as the Exchange Agent. Questions concerning the Exchange Offers and the Consent Solicitations may be directed to the Dealer Manager or the Exchange Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum.

About WeWork

WeWork (NYSE: WE) was founded in 2010 with the vision to create environments where people and companies come together and do their best work. Since then, we’ve become one of the leading global flexible space providers committed to delivering technology-driven turnkey solutions, flexible spaces, and community experiences.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the New First Lien Notes Issuance, the Exchange Offers, the Consent Solicitations, the Transactions or the Stockholder Approvals (each as defined in the Offering Memorandum) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Exchange Offers, Consent Solicitations and other related transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors.

Such factors include, but are not limited to, WeWork’s ability to complete the Exchange Offers, Consent Solicitations and other related transactions on the terms contemplated or at all; WeWork’s ability to satisfy the required conditions for the consummation of the Exchange Offers, Consent Solicitations and other related transactions; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections.

Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Source: WeWork

Category: Investor Relations

Contacts:

Investor Relations:

Kevin Berry

investor@wework.com

Press:

Nicole Sizemore

press@wework.com

Source: WeWork